UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 4, 2011

GREENHILL & CO., INC.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-32147

Delaware	51-0500737
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 Park Avenue
New York, New York	10022
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (212) 389-1500
Former name or former address, if changed since last report: NOT APPLICABLE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8. Other Events.
     Item 8.01. Other Events.
     On October 4, 2011, Scott L. Bok, Chief Executive Officer of Greenhill & Co., Inc. (“Greenhill”), sent a letter to Matthew J. Desch, Chief Executive Officer of Iridium Communications, Inc. (“Iridium”), informing him that Greenhill has set up a 10b5-1 Plan pursuant to which it will sell all of its Iridium common stock over a period of two or more years. A copy of this letter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 9. Financial Statements and Exhibits
     Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits. The following exhibit is being furnished as part of this Report.

Exhibit
Number	Description

99.1	Letter from Scott L. Bok, Chief Executive Officer of Greenhill & Co., Inc., to Matthew J. Desch, Chief Executive Officer of Iridium Communications, Inc., dated October 4, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

Greenhill & Co., Inc.
Date: October 4, 2011	By:	/s/ Ulrika Ekman
		Name:	Ulrika Ekman
		Title:	General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter from Scott L. Bok, Chief Executive Officer of Greenhill & Co., Inc., to Matthew J. Desch, Chief Executive Officer of Iridium Communications, Inc., dated October 4, 2011.
E-1